VALERO L.P. TO ACQUIRE KANEB SERVICES LLC
                       AND KANEB PIPE LINE PARTNERS, L.P.

       NEW PARTNERSHIP TO BE LARGEST TERMINAL OPERATOR AND SECOND LARGEST
                 PETROLEUM LIQUIDS PIPELINE OPERATOR IN NATION

SAN ANTONIO, November 1, 2004 -- Valero L.P. (NYSE: VLI), Kaneb Services LLC (NYSE: KSL) and Kaneb Pipe Line Partners, L.P. (NYSE: KPP) today announced that they have executed definitive agreements to merge Valero L.P. and Kaneb Partners to become the largest terminal operator and second largest petroleum liquids pipeline operator in the United States. As part of the transaction, Valero L.P. will also acquire all of Kaneb Services' equity securities for cash. The general partner of the combined partnership will continue to be owned by affiliates of Valero Energy Corporation (NYSE: VLO). Kaneb Services and Kaneb Partners will become wholly owned subsidiaries of Valero L.P.

The assets of the combined partnership, which will retain the name Valero L.P., will include approximately 9,700 miles of pipeline comprised of approximately 6,900 miles of refined product pipelines, 800 miles of crude oil pipelines and a 2,000-mile anhydrous ammonia pipeline. The combined partnership will also own 101 terminal facilities located in 30 states, Canada, Mexico, the Netherlands Antilles, Australia, New Zealand and the United Kingdom, as well as four crude oil storage tank facilities. The combined system will have approximately 85 million barrels of storage capacity.

"We're excited to bring together two of the best pipeline and terminal operators in the country to form one of the premier mid-stream logistics partnerships in the world," said Curt Anastasio, President and Chief Executive Officer of Valero L.P. "The combined entity will be in a much better strategic position with stronger, more diversified operations, increased earnings stability and a terrific platform for future growth. Our relationship with our general partner, Valero Energy, will continue to be of significant benefit to Valero L.P. going forward given that Valero Energy is the largest independent refining company in the United States and is committed to further expanding its operations.

"This is a great transaction for our investors. Upon closing of the merger, we intend to recommend to our board of directors an increase in the annual distribution from $3.20 per unit to $3.42 per unit, which would represent a nearly 7 percent increase. In addition, we expect this transaction will be significantly accretive to cash flow and will position us well for further distribution increases. With our combined operations, we see outstanding opportunities to increase unitholder value through a wider array of growth opportunities than either partnership had independently. And, we are fortunate to be adding key members from Kaneb's high-quality management team and its workforce, who are among the best in the industry," said Anastasio.

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The total value of the transaction is approximately $2.8 billion and is expected to close in the first quarter of 2005. The completion of the merger is subject to the approval of the unitholders of Valero L.P. and Kaneb Partners and the shareholders of Kaneb Services as well as customary regulatory approvals including those under the Hart-Scott-Rodino Antitrust Improvements Act.

Under the terms of the agreement, Valero L.P. will acquire all of the equity securities of Kaneb Services in a fixed cash merger for $525 million, or $43.31 per share. In addition, each unitholder of Kaneb Partners will receive a number of Valero L.P. common units based on an exchange ratio formula providing Valero L.P. common units worth $61.50 per Kaneb Partners common unit within a specified "collar" range of Valero L.P. common unit market prices (plus or minus five percent of $57.25, the Valero L.P. common unit price as of October 7, 2004), measured over a period prior to closing. Should Valero L.P.'s average per unit price during the measurement period be below $54.39 per unit, the exchange ratio will be fixed at 1.1307 Valero L.P. common units for each Kaneb Partners unit. Should Valero L.P.'s average per unit price during the measurement period exceed $60.11 per unit, the exchange ratio will be fixed at 1.0231 Valero L.P. common units for each Kaneb Partners unit.

"This transaction will bring tremendous advantages to Kaneb investors," said John Barnes, Chairman and Chief Executive Officer of Kaneb Services. "The combination of the transaction's favorable exchange ratio and the premium at which Valero L.P. units are trading represents a substantial increase in market value for Kaneb Partners' unitholders. Kaneb Services shareholders will receive cash that also represents a substantial premium to current market value. We have created significant value over the years in the Kaneb companies and we believe this transaction provides an outstanding opportunity to our investors."

"Through the additional Valero L.P. units they will receive, Kaneb Partners' unitholders will have the opportunity to receive larger cash distributions and participate in the outstanding growth prospects represented by the combined partnership," said Ed Doherty, President and Chief Executive Officer of Kaneb Pipe Line Company, Kaneb Partners' general partner.

Following the merger, Bill Greehey will remain Chairman of the Board of the general partner and Curt Anastasio will continue to serve as President and Chief Executive Officer of Valero L.P. The combined partnership will be headquartered in San Antonio, Texas.



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The board of directors of Valero L.P.,  Kaneb  Services and Kaneb  Partners have all approved the terms of the proposed transaction. Credit Suisse First Boston and Citigroup are serving as financial advisors to Valero L.P. Raymond James and Associates is serving as financial advisor to the special committee of the Kaneb Services board of directors and Houlihan, Lokey, Howard and Zukin is serving as financial advisor to the special committee of the board of the general partner of Kaneb Partners.

Valero L.P.  and Kaneb will host a  conference  call at 10:00 a.m. ET (9:00 a.m.
CT) today, November 1, 2004, to discuss this transaction. Anyone interested in listening to the presentation can call 800/901-5218, passcode VALERO, or visit the partnership's web site at www.valerolp.com. In addition, further information about the transaction is provided in a management presentation posted to the Valero L.P. website.

Valero L.P. owns and operates crude oil and refined product pipelines, refined product terminals and refinery feedstock storage assets primarily in Texas, New Mexico, Colorado, Oklahoma and California. The partnership transports refined products from Valero Energy's refineries to established and growing markets in the Mid-Continent, Southwest and the Texas-Mexico border region of the United States. In addition, its pipelines, terminals and storage facilities primarily support eight of Valero Energy's key refineries with crude oil and other feedstocks as well as provide access to domestic and foreign crude oil sources. For more information, visit Valero L.P.'s web site at www.valerolp.com.

Kaneb is a single business represented by two separate publicly traded entities on the New York Stock Exchange. Kaneb's business is focused on mid-stream energy assets -- refined petroleum product pipelines, and petroleum and specialty liquids storage and terminaling facilities. Kaneb is a major transporter of refined petroleum products in the Midwest and is the second largest independent liquids terminaling company in the world. Worldwide operations include facilities in 29 states, Canada, the Netherlands Antilles, Australia, New Zealand and the United Kingdom. Its publicly traded entities are Kaneb Services LLC (NYSE:KSL) and Kaneb Pipe Line Partners, L.P., (NYSE: KPP). For more information, visit www.kaneb.com.


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INVESTOR NOTICE

Valero L.P., Kaneb Services and Kaneb Partners will file a proxy statement and/or a joint proxy statement/prospectus and other documents with the Securities and Exchange Commission. Investors and security holders are urged to read carefully these documents when they become available because they will contain important information regarding Valero L.P., Kaneb Services, Kaneb Partners and the merger. A definitive proxy statement and/or joint proxy statement/prospectus will be sent to security holders of Valero L.P., Kaneb
Services, and Kaneb Partners seeking their approval of the transactions comtemplated by the merger agreements. Investors and security holders may obtain a free copy of the proxy statement and/or joint proxy statement/prospectus (when available) and other documents containing information about Valero L.P., Kaneb Services, and Kaneb Partners, without charge, at the SEC's web site at www.sec.gov. Copies of the proxy statement and/or definitive joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus may also be obtained free of charge by directing a request to Kaneb Services or the respective partnerships.

Valero L.P., Kaneb Services, Kaneb Partners, and the officers and directors of Kaneb Services and of the respective general partners of Valero L.P. and Kaneb Partners may be deemed to be participants in the solicitation of proxies from their security holders. Information about these persons can be found in Valero L.P.'s, Kaneb Services', and Kaneb Partners' respective Annual Reports on Form 10-K filed with the SEC, and additional information about such persons may be obtained from the proxy statement and/or joint proxy statement/prospectus when available.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS - VALERO L.P.

THIS PRESS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE SECURITIES LITIGATION REFORM ACT OF 1995 REGARDING FUTURE EVENTS AND THE FUTURE FINANCIAL PERFORMANCE OF VALERO L.P.. ALL FORWARD-LOOKING STATEMENTS ARE BASED ON THE PARTNERSHIP'S BELIEFS AS WELL AS ASSUMPTIONS MADE BY AND INFORMATION CURRENTLY AVAILABLE TO THE PARTNERSHIP. THESE STATEMENTS REFLECT THE PARTNERSHIP'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO VARIOUS RISKS, UNCERTAINTIES AND ASSUMPTIONS. THESE RISKS, UNCERTAINTIES AND ASSUMPTIONS ARE DISCUSSED IN VALERO L.P.'S 2003 ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT FILINGS MADE WITH THE SECURITIES AND EXCHANGE COMMISSION.

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
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS - KANEB

CERTAIN OF KANEB'S STATEMENTS IN THIS PRESS RELEASE ARE NOT PURELY HISTORICAL, AND AS SUCH ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE INCLUDE STATEMENTS REGARDING MANAGEMENT'S INTENTIONS, PLANS, BELIEFS, EXPECTATIONS OR PROJECTIONS OF THE FUTURE. FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES ,INCLUDING WITHOUT LIMITATION, THE VARIOUS RISKS INHERENT IN KANEB'S BUSINESS, AND OTHER RISKS AND UNCERTAINTIES DETAILED FROM TIME TO TIME IN KANEB'S PERIODIC REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ONE OR MORE OF THESE FACTORS HAVE AFFECTED, AND COULD IN THE FUTURE AFFECT, KANEB'S BUSINESS AND FINANCIAL RESULTS IN FUTURE PERIODS, AND COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM PLANS AND PROJECTIONS. THERE CAN BE NO ASSURANCE THAT THE FORWARD-LOOKING STATEMENTS MADE IN THIS DOCUMENT WILL PROVE TO BE ACCURATE, AND ISSUANCE OF SUCH FORWARD-LOOKING STATEMENTS SHOULD NOT BE REGARDED AS A REPRESENTATION BY KANEB, OR ANY OTHER PERSON, THAT THE OBJECTIVES AND PLANS OF KANEB WILL BE ACHIEVED.
ALL FORWARD-LOOKING STATEMENTS MADE IN THIS PRESS RELEASE ARE BASED ON INFORMATION PRESENTLY AVAILABLE TO MANAGEMENT, AND KANEB ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.



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